SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.10 per share	WTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

(a)The 2023 Annual Meeting (the “2023 Annual Meeting”) of Watts Water Technologies, Inc., a Delaware corporation (the “Company”), was held on Wednesday, May 17, 2023.

(b)The results of the voting on the proposals considered at the 2023 Annual Meeting were as follows:

Proposal 1: Election of Directors

Each of the following nine persons was elected as a Director of the Company for a term expiring at the Company's 2024 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher L. Conway	74,830,157	8,948,201	970,505
Michael J. Dubose	74,803,081	8,975,277	970,505
David A. Dunbar	75,015,664	8,762,694	970,505
Louise K. Goeser	74,833,550	8,944,808	970,505
W. Craig Kissel	70,435,938	13,342,420	970,505
Joseph T. Noonan	83,228,237	550,121	970,505
Robert J. Pagano, Jr.	82,441,102	1,337,256	970,505
Merilee Raines	74,250,602	9,527,756	970,505
Joseph W. Reitmeier	74,989,200	8,789,158	970,505

Proposal 2: Advisory Vote on Named Executive Officer Compensation

The results of the non-binding advisory vote on the compensation paid to the Company’s named executive officers were as follows:

Number of votes cast for the proposal:	82,289,273
Number of votes cast against the proposal:	1,454,147
Number of abstentions:	34,938
Number of broker non-votes:	970,505

Proposal 2, having received the affirmative vote of the holders of 98.2% of the votes present or represented by proxy and entitled to vote at the 2023 Annual Meeting, was approved on an advisory basis.

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The results of the non-binding advisory vote on the frequency of future advisory votes to approve named executive officer compensation were as follows:

One Year:	83,010,507
Two Years:	13,305
Three Years:	730,142
Abstain:	24,404
Broker non-votes:	970,505

“One Year,” having received the affirmative vote of the holders of 99.1% of the votes present or represented by proxy and entitled to vote at the 2023 Annual Meeting, was approved on an advisory basis.

Proposal 4: Approval of Amendment to Certificate of Incorporation

The results of the vote to approve an amendment to the Company’s Certificate of Incorporation to provide for the exculpation of officers of the Company with respect to certain breaches of an officer’s duty of care were as follows:

Number of votes cast for the proposal:	68,757,577
Number of votes cast against the proposal:	14,994,737
Number of abstentions:	26,044
Number of broker non-votes:	970,505

Proposal 4, having received the affirmative vote of the holders of 79.0% of the votes represented by the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a class, was approved.

Proposal 5: Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

Number of votes cast for the proposal:	82,835,890
Number of votes cast against the proposal:	1,896,354
Number of abstentions:	16,619
Number of broker non-votes:	0

Proposal 5, having received the affirmative vote of the holders of 97.7% of the votes present or represented by proxy and entitled to vote at the 2023 Annual Meeting, was approved.

(d)	As indicated above, at the 2023 Annual Meeting, “One Year” received the highest number of votes cast on Proposal 3. In accordance with the stockholder voting results, and consistent with the recommendation of the Company’s Board of Directors in the Proxy Statement for the 2023 Annual Meeting, the Company’s Board of Directors has determined that future advisory votes on named executive officer compensation will occur every year until the next required vote on the frequency of stockholder votes on the compensation of executives at the 2029 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel, Chief Sustainability Officer & Secretary